SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 22, 2002

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16453	22-2748248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Northpoint Parkway West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Item 5. Other Events.

         On October 22, 2002, HearUSA, Inc. (the “Company”) issued a press release announcing that the Company had discovered apparently improper Medicaid billing at a unit of a recently acquired business operating in Massachusetts and that the Company has reported its findings to Massachusetts authorities.

         Also on October 22, 2002, the Company issued a press release announcing that the Company’s president, Mr. Steve Forget, has resigned as an officer and employee of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued October 22, 2002 relating to Massachusetts Medicaid billing.

99.2	Press release issued October 22, 2002 relating to resignation of Steve Forget.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC. (Registrant)

Date: October 22, 2002	By:	/s/ Stephen J. Hansbrough

Name: Steven J. Hansbrough Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued October 22, 2002 relating to Massachusetts Medicaid billing.

99.2	Press release issued October 22, 2002 relating to resignation of Steve Forget.